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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 20, 2002

                           HANOVER COMPRESSOR COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         Delaware                     1-13071            76-0625124
(State or Other Jurisdiction      (Commission File    (IRS Employer
     of Incorporation)                Number)        Identification No.)
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       12001 North Houston Rosslyn                               77086
         Houston, Texas  77086                                (Zip Code)
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (281) 447-8787
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Item 5.  Other Events.

See the following press release:

              Stephen York Named Controller of Hanover Compressor

HOUSTON--March 20, 2002--Hanover Compressor (NYSE: HC), the leading provider of outsourced natural gas compression services, today announced the appointment of Stephen P. York as Vice President and Corporate Controller, effective April 1, 2002.

"We are pleased to welcome Stephen York to the Hanover Compressor financial team," said John Jackson, Senior Vice President and Chief Financial Officer. "His extensive experience in accounting, auditing, merger integration, process excellence and system conversion will enhance our accounting and finance organization and make an important contribution to Hanover's future growth."

York, who currently is Director, Payroll Production of Exult, Inc., a provider of web-enabled Human Resources management services in Charlotte, NC, has 20 years financial accounting, auditing, and operations management experience with Bank of America Corporation in Charlotte, NC. He held a variety of positions with Bank of America, including Senior Vice President-Personnel Operations, Senior Vice President-Controller/General Accounting, Senior Vice President-Corporate Accounts Payable/Fixed Assets, and Vice President-Audit Director. He began his professional career in 1979 as a senior accountant with KPMG Peat Marwick in Waco, TX, following graduation from Baylor University with a bachelor's degree in accounting.

York also obtained a Master of Business Administration Degree from McColl School of Business at Queens College.

About Hanover Compressor

Hanover Compressor Company (www.hanover-co.com) is the global market leader in full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, its customers include premier independent and major producers and distributors throughout the Western Hemisphere.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates," "expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: the loss of market share through competition, the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

CONTACT:

Hanover Compressor Company, Houston

Mr. Michael J. McGhan, 281/447-8787


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER COMPRESSOR COMPANY


Date:  March 21, 2002                    By:  /s/ Michael J. McGhan
                                         -----------------------------------

                                         Michael J. McGhan
                                         President and Chief Executive Officer